UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2014

ScanSource, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	000-26926	57-0965380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Logue Court

Greenville, South Carolina 29615

(Address of principal executive offices) (zip code)

(864) 288-2432

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 21, 2014, ScanSource, Inc. (the “Company”) issued a press release announcing the execution by the Company of a non-binding letter of intent to aquire the business of Imago Group, plc.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit

99.1	Press Release issued by ScanSource, Inc. on August 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date: August 21, 2014	By:	/s/ John J. Ellsworth
	Name:	John J. Ellsworth
	Its:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by ScanSource, Inc. on August 21, 2014.